UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Preserver Alternative Opportunities Fund
Institutional Shares – PAOIX

Annual Report
August 31, 2021

Preserver Partners, LLC
425 Madison Avenue
Memphis, TN 38103
(844) 838-2119 or (901) 755-4737
preserverfunds.com

Management’s Discussion of Fund Performance (Unaudited)

Dear Fellow Shareholders,

We are pleased to present the Annual Report for the Preserver Alternative Opportunities Fund (“Fund” or “PAOIX”). For the year September 1, 2020 through August 31, 2021, the Fund returned 18.85%. This return exceeded the Fund’s primary benchmark, the Wilshire Liquid Alternative Index return of 8.83%, for the same period. For the three months ended August 31, 2021, PAOIX returned 5.55%. This return exceeded Wilshire Liquid Alternative Index return of 0.42% for the three months ended August 31, 2021.

The Fund’s outperformance over the last year, compared to the benchmark’s return, was largely driven by a higher allocation to equities and the performance of its equities. Global equities generated solid returns over the last year. After experiencing losses in the first quarter due to rising interest rates, global fixed income has recovered, but still meaningfully trails other asset classes. The Fund had a small allocation to derivatives during the year through selling options on a small number of equity positions, which had a minimal impact to the Fund’s overall performance. The Fund’s fixed income allocation is historically low given record low yields, tight credit and higher prepayment speeds. As a result of the limited opportunity in fixed income, the Fund has held more equities and cash in a barbell approach to risk management. We are hopeful that rates volatility will generate some interesting investment opportunities in fixed income and hybrid securities.

As of August 31, 2021, the Fund’s current asset allocation is 74% Global Equities, 11% Fixed Income, 5% Preferred Stock, 10% in other securities and Cash. The Fund held ninety-one positions including domestic and international equities, Treasury and corporate bonds, collateralized mortgage obligations (CMO), asset-backed bonds and preferred stocks. The largest equity holding is Adobe (ADBE) and the largest fixed income holding is Teva, 6.75%, 3/1/2028, a corporate bond. The Fund’s subsidized 30 day yield as of August 31, 2021 is 0.50%.

There is tremendous debate regarding whether inflation is transitory and what it means for monetary policy and corporate profits. Rising costs are evident everywhere. It is likely that corporate profit margins in industries with relatively high labor and transportation cost inputs will be challenged. The supply chain pressures across many industries are significant and may last for several months. The emergence of the Delta variant and decelerating growth in 3Q have contributed to less positive investor sentiment and unexpectedly high demand for safe haven assets. If Covid-19 cases decline in the coming weeks as a result of booster shots, herd immunity and approved vaccines for children under the age of 15, then there is a pathway for a reacceleration of growth and higher interest rates.

In spite of headwinds related to input costs and interest rates, the Fund remains positioned for growth due to favorable seasonality, favorable fiscal policy and solid revenue trends. Seasonality refers to the tendency for equity markets to perform worse in August through October than November through April. Even though its spending will take place over ten years, the Biden Administration’s $550 billion infrastructure plan and $3.5 trillion spending package could positively influence investor sentiment.

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Your long-term investment horizon and confidence in our investment philosophy is essential to the execution of our strategy. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA
Portfolio Manager

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2021

	One Year	Five Year	Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares	18.85%	9.69%	9.96%
Wilshire Liquid Alternative Index (b)	8.83%	3.09%	3.51%

Expense Ratios(c)
Institutional Shares
Gross	1.83%
With Applicable Waivers	1.48%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.

(b) This table compares the Fund’s average annual total returns for the referenced periods to those of Wilshire Liquid Alternative Index. The Wilshire Liquid Alternative Index measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index is designed to provide a broad measure of the Wilshire Liquid Alternative Global Macro Index, Wilshire Liquid Alternative Relative Value Index, Wilshire Liquid Alternative Multi-Strategy Index, and Wilshire Liquid Alternative Event Driven Index. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results (Unaudited) (continued)

(c) The expense ratios are from the Fund’s Prospectus dated December 29, 2020. Preserver Partners, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed, through December 31, 2021, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets (“Expense Limitation Agreement”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of August 31, 2021, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (844) 838-2119. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Preserver Alternative
Opportunities Fund - Institutional Shares and the Wilshire Liquid Alternative Index

The chart above assumes an initial investment of $10,000 made on March 1, 2016 (commencement of operations) and held through August 31, 2021. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2119. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

August 31, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

(a)	Rounds to less than (0.005)%.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the fund’s website at www.preserverfunds.com.

Preserver Alternative Opportunities Fund
Schedule of Investments

August 31, 2021

	Shares	Fair Value
COMMON STOCKS — 73.44%

Australia — 1.92%
Consumer Discretionary — 1.31%
Aristocrat Leisure Ltd.	12,000	$400,849

Health Care — 0.61%
Fisher & Paykel Healthcare Corp. Ltd.	8,000	186,015

Total Australia		586,864

Bermuda — 1.08%
Industrials — 1.08%
Triton International Ltd.	6,000	328,320

Canada — 1.91%
Materials — 0.99%
Nutrien Ltd.	5,000	303,450

Real Estate — 0.92%
NorthWest Healthcare Properties REIT	26,651	279,892

Total Canada		583,342

France — 1.76%
Industrials — 1.76%
Schneider Electric SE	3,000	535,955

Ireland — 2.75%
Industrials — 1.10%
Eaton Corp. PLC	2,000	336,720

Technology — 1.65%
Accenture PLC, Class A	1,500	504,839

Total Ireland		841,559

Japan — 2.18%
Communications — 1.29%
SoftBank Group Corp.	7,000	393,290

Consumer Staples — 0.89%
ITOCHU Corp.	9,000	270,868

Total Japan		664,158

See accompanying notes which are an integral part of these financial statements.	7

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Netherlands — 1.01%
Financials — 1.01%
Euronext NV	2,660	$308,590

Switzerland — 1.43%
Technology — 1.43%
Garmin Ltd.	2,500	436,075

United Kingdom — 2.59%
Communications — 1.46%
S4 Capital PLC(a)	40,000	447,696

Financials — 1.13%
Aon PLC, Class A	1,200	344,232

Total United Kingdom		791,928

United States — 56.81%
Communications — 1.19%
Walt Disney Co. (The)(a)	2,000	362,600

Consumer Discretionary — 4.91%
Brunswick Corp.	2,500	242,175
Crocs, Inc.(a) (b)	2,500	357,050
Fortune Brands Home & Security, Inc.	3,500	340,795
Home Depot, Inc. (The)	1,000	326,180
Lithia Motors, Inc., Class A	700	231,910
		1,498,110
Energy — 3.01%
Enterprise Products Partners LP	12,000	267,120
Enviva Partners LP	6,000	324,240
Exxon Mobil Corp.	6,000	327,120
		918,480
Financials — 5.84%
Blackstone Group LP (The), Class A	4,000	502,920
Bridge Investment Group Holdings, Inc., Class A(a)	15,000	285,150
Fidelity National Financial, Inc.	6,500	317,395
First Republic Bank	2,000	397,880
SVB Financial Group(a)	500	279,750
		1,783,095
Health Care — 5.60%
AmerisourceBergen Corp.	2,500	305,525
Danaher Corp.(b)	1,500	486,240

8	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Health Care — (continued)
IDEXX Laboratories, Inc.(a)	500	$336,880
Pfizer, Inc.	6,000	276,420
Stryker Corp.	1,100	304,810
		1,709,875
Industrials — 4.61%
CSX Corp.	12,000	390,360
Deere & Co.	1,000	378,030
FedEx Corp.	1,000	265,690
Honeywell International, Inc.(b)	1,600	371,056
		1,405,136
Materials — 3.29%
Avient Corp.	6,000	312,540
Freeport-McMoRan, Inc.	9,000	327,510
Sealed Air Corp.	6,000	366,180
		1,006,230
Real Estate — 7.79%
AvalonBay Communities, Inc.	1,300	298,454
Equinix, Inc.	400	337,380
Invitation Homes, Inc.	10,000	411,800
Jones Lang LaSalle, Inc.(a)	1,200	290,916
Life Storage, Inc.	3,000	373,320
Prologis, Inc.	3,000	403,980
Realogy Holdings Corp.(a)	15,000	263,250
		2,379,100
Technology — 20.28%
Adobe Systems, Inc.(a)	1,000	663,700
Apple, Inc.	2,000	303,660
Bentley Systems, Inc., Class B	5,000	322,450
Global Payments, Inc.	1,500	243,960
Intuit, Inc.	800	452,888
MasterCard, Inc., Class A	1,000	346,230
Microsoft Corp.(b)	2,000	603,760
Moody’s Corp.(b)	1,300	495,001
Motorola Solutions, Inc.	2,000	488,440
PayPal Holdings, Inc.(a)	1,800	519,587
QUALCOMM, Inc.	2,000	293,380
S&P Global, Inc.	1,000	443,820
salesforce.com, Inc.(a)	1,200	318,324
Square, Inc., Class A(a)	1,300	348,491
Zebra Technologies Corp., Class A(a)	600	352,302
		6,195,993

See accompanying notes which are an integral part of these financial statements.	9

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Utilities — 0.29%
Ferrellgas Partners LP, Class B(a)	364	$89,726

Total United States		17,348,345

Total Common Stocks (Cost $17,606,419)		22,425,136

PREFERRED STOCKS — 4.55%

United States — 4.55%
Financials — 2.46%
B. Riley Financial, Inc., 5.25%	12,000	296,280
Capital One Financial Corp., Series J, 4.80%	12,000	310,680
Citigroup, Inc., Series J, 7.13%	5,000	142,850
		749,810
Real Estate — 2.09%
DigitalBridge Group, Inc., 7.15%	15,100	388,825
Hersha Hospitality Trust, Series C, 6.88%	10,000	251,500
		640,325
Total Preferred Stocks (Cost $1,220,691)		1,390,135

	Principal Amount
CORPORATE BONDS — 7.07%

Netherlands — 1.11%
Health Care — 1.11%
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/2028	$300,000	339,434

United States — 5.96%
Communications — 0.74%
CenturyLink, Inc., Series D, 7.20%, 12/1/2025	200,000	224,904

Consumer Discretionary — 1.15%
International Game Technology PLC, 5.35%, 10/15/2023	120,000	127,262
L Brands, Inc., 5.25%, 2/1/2028	200,000	224,290
		351,552
Financials — 3.38%
Bank of America Corp., Series FF, 5.88%, Perpetual	250,000	285,313
Citigroup, Inc., Series M, 6.30%, Perpetual (3MO LIBOR + 342.30bps)(c)	220,000	236,460
PNC Bank NA, 4.05%, 7/26/2028	250,000	289,853
Stifel Financial Corp., 4.25%, 7/18/2024	200,000	219,155
		1,030,781

10	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2021

	Principal Amount	Fair Value
CORPORATE BONDS — (continued)
United States — (continued)

Industrials — 0.35%
Timken Co. (The), 3.88%, 9/1/2024	$100,000	$107,360

Real Estate — 0.34%
Senior Housing Properties Trust, 4.75%, 5/1/2024	100,000	103,268

Total United States		1,817,865

Total Corporate Bonds (Cost $1,908,821)		2,157,299

U.S. TREASURY OBLIGATIONS — 2.60%

United States Treasury Inflation Indexed Bonds, 0.13%, 4/15/2025 (d)	240,000	272,541
United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (d)	200,000	251,771
United States Treasury Inflation Indexed Bonds, 2.00%, 1/15/2026 (d)	167,000	269,305

Total U.S. Treasury Obligations (Cost $737,749)		793,617

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.28%

Banc of America Mortgage Securities, Inc., Series 2004-K, Class B3, 4.46%, 12/25/2034 (c)	9,181	10,241
Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	39,122	40,091
Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 2.67%, 2/20/2035 (c)	9,813	9,946
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 0.58%, 6/25/2035 (1MO LIBOR + 50bps)(c)	9,182	8,919
HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 2.28%, 11/19/2034 (c)	73,762	74,995
Impac CMB Trust, Series 2005-08, Class 2B, 2.33%, 2/25/2036 (1MO LIBOR + 225bps)(c)	76,288	76,905
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 1.51%, 6/25/2031 (1MO LIBOR + 142.5bps)(c)	168,394	168,911

Total Collateralized Mortgage Obligations (Cost $363,584)		390,008

	Shares
MONEY MARKET FUNDS — 8.99%

Federated Hermes Government Obligations Fund, Institutional Class, 0.02%(e)	2,745,147	2,745,147

Total Money Market Funds (Cost $2,745,147)		2,745,147

See accompanying notes which are an integral part of these financial statements.	11

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED — 0.53%
Wells Fargo & Co.	130	$594,100	$35.00	1/20/2023	$163,150
Total Call Options Purchased (Cost $89,403)					163,150

Total Investments — 98.46% (Cost $24,671,814)					30,064,492

Other Assets in Excess of Liabilities — 1.54%					469,138

NET ASSETS — 100.00%					$30,533,630

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions or options.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(e)	Rate disclosed is the seven day effective yield as of August 31, 2021.

REIT – Real Estate Investment Trust

12	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Open Written Option Contracts

August 31, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS — 0.00%(a)
Crocs, Inc.	(12)	$(171,384)	$160.00	9/17/2021	$(1,224)

Total Written Call Options (Premiums Received $2,200)					$(1,224)

(a)	Percentage rounds to less than (0.005)%

See accompanying notes which are an integral part of these financial statements.	13

Preserver Alternative Opportunities Fund
Statement of Assets and Liabilities

August 31, 2021

Assets
Investments in securities at fair value (cost $24,671,814)	$30,064,492
Cash held at broker for option contract transactions	458,606
Receivable for fund shares sold	1,150
Dividends and interest receivable	54,595
Tax reclaims receivable	12,028
Prepaid expenses	8,678
Total Assets	30,599,549
Liabilities
Written options, at fair value (premiums received $2,200)	1,224
Payable for fund shares redeemed	9,287
Payable to Adviser	15,510
Payable to Administrator	5,916
Payable to auditors	18,700
Payable to trustees	3,750
Other accrued expenses	11,532
Total Liabilities	65,919
Net Assets	$30,533,630
Net Assets consist of:
Paid-in capital	23,067,269
Accumulated earnings	7,466,361
Net Assets	$30,533,630
Institutional Shares:
Net Assets	$30,533,630
Shares outstanding	2,112,394
Net asset value, offering and redemption price per share(a)	$14.45

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

14	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statement of Operations

For the year ended August 31, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $1,109)	$412,071
Interest income	258,801
Total investment income	670,872
Expenses
Adviser	199,414
Audit and tax preparation	25,660
Administration	25,000
Fund accounting	25,000
Legal	20,917
Trustee	15,000
Transfer agent	15,000
Printing	12,843
Registration	9,596
Pricing	7,118
Custodian	6,019
Compliance services	6,000
Interest	2,429
Miscellaneous	36,198
Total expenses	406,194
Fees contractually waived by Adviser	(44,388)
Net operating expenses	361,806
Net investment income	309,066
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities transactions	1,827,103
Securities sold short	14,140
Written options	9,564
Foreign currency translations	(2,804)
Change in unrealized appreciation (depreciation) on:
Investment securities and foreign currency translations	2,473,611
Securities sold short	(11,362)
Written options	976
Net realized and change in unrealized appreciation (depreciation) on investments	4,311,228
Net increase in net assets resulting from operations	$4,620,294

See accompanying notes which are an integral part of these financial statements.	15

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$309,066	$197,623
Net realized gain on investment securities, securities sold short, written option transactions and foreign currency translations	1,848,003	1,177,434
Net change in unrealized appreciation of investment securities, securities sold short, written options and foreign currency translations	2,463,225	1,100,265
Net increase in net assets resulting from operations	4,620,294	2,475,322
Distributions to Shareholders from Earnings:
Institutional Shares	(1,188,667)	(351,268)
Total distributions	(1,188,667)	(351,268)
Capital Transactions - Institutional Shares
Proceeds from shares sold	4,118,608	3,100,864
Reinvestment of distributions	1,120,957	336,308
Amount paid for shares redeemed	(2,358,354)	(2,581,178)
Proceeds from redemption fees(a)	107	119
Total Institutional Shares	2,881,318	856,113
Net increase in net assets resulting from capital transactions	2,881,318	856,113
Total Increase in Net Assets	6,312,945	2,980,167
Net Assets
Beginning of year	24,220,685	21,240,518
End of year	$30,533,630	$24,220,685
Share Transactions - Institutional Shares
Shares sold	306,334	264,491
Shares issued in reinvestment of distributions	86,360	28,072
Shares redeemed	(179,274)	(222,068)
Total Institutional Shares	213,420	70,495

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

16	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Selected Per Share Data
Net asset value, at beginning of year	$12.75		$11.62	$11.98	$11.65	$10.62
Income from investment operations:
Net investment income	0.15		0.10	0.21	0.16	0.18
Net realized and unrealized gain (loss) on investments	2.18		1.22	(0.17)	0.53	1.08
Total from investment operations	2.33		1.32	0.04	0.69	1.26
Less distributions to shareholders from:
Net investment income	(0.12)		(0.19)	(0.06)	(0.16)	(0.22)
Net realized gains	(0.51)		—	(0.34)	(0.20)	(0.01)
Total distributions	(0.63)		(0.19)	(0.40)	(0.36)	(0.23)
Paid-in capital from redemption fees	—	(a)	— (a)	— (a)	—	— (a)
Net asset value, at end of year	$14.45		$12.75	$11.62	$11.98	$11.65
Total Return(b)	18.85%		11.46%	0.88%	6.05%	12.04%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$30,534		$24,221	$21,241	$20,705	$16,022
Before waiver or recoupment:
Ratio of expenses to average net assets	1.53%		1.70%	1.66%	1.72%	2.02%
After waiver or recoupment:
Ratio of expenses to average net assets	1.36	%(c)	1.35%	1.48%	1.75%	1.75%
Ratio of net investment income to average net assets	1.16%		0.90%	1.96%	1.25%	1.62%
Portfolio turnover rate	91%		86%	56%	68%	72%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Includes interest expense of 0.01% for the fiscal year ended August 31, 2021.

See accompanying notes which are an integral part of these financial statements.	17

Preserver Alternative Opportunities Fund
Notes to the Financial Statements

August 31, 2021

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Preserver Partners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers Institutional Shares. The Fund commenced operations on March 1, 2016. A 2.00% redemption fee is imposed on shares redeemed within 60 days of purchase. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

securities using the effective interest method. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the fiscal year ended August 31, 2021, the Fund did not make any reclassifications.

Short Selling – The Fund may make short sales of securities. In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

time when fundamental investment considerations would not favor such sales. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money.

The Fund is required to maintain a segregated account on the books of its custodian in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. This segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund does not maintain a segregated account, the Fund will “cover” the short sale by owning a call option on the shorted security with a strike price no higher than the price at which the security was sold short.

NOTE 3. DERIVATIVE TRANSACTIONS

The Fund may engage in options transactions, which are sometimes characterized as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Purchased/Written Option Contracts – The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes a Fund to equity price risk.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of August 31, 2021, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2021.

As of August 31, 2021:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options purchased	Investments in securities, at fair value		$163,150
Options written		Options written, at fair value	1,224

For the fiscal year ended August 31, 2021:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options purchased	Net change in unrealized appreciation (depreciation) on investment securities transactions	$—	$73,747
Options written	Net realized gain and change in unrealized appreciation (depreciation) on written options	9,564	976

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended August 31, 2021:

Derivatives	Average Market Value
Options purchased	$85,342
Options written	(678)

The average monthly market value generally represents the Fund’s derivative activity throughout the period.

Balance Sheet Offsetting Information – During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2021, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Private Funds will be fair valued using the NAV as practical expedient, as provided by the Private Fund’s investment adviser or third party administrator. The fair value of the Fund’s investment in the Private Fund generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the Private Fund. The Private Fund holds certain positions in non-marketable investments that are valued at estimated fair value,

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

which may differ significantly from the values that would have been used had a ready market existed for these investments. All underlying investments held in the Private Fund are valued in accordance with the policies and procedures established by such Private Fund.

The Adviser will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by the Private Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value.

The Fund’s interests in a Private Fund are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that Private Fund’s governing documents. The Fund held no investments in a Private Fund as of August 31, 2021.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$22,425,136	$—	$—	$22,425,136
Preferred Stocks	1,390,135	—	—	1,390,135
Corporate Bonds	—	2,157,299	—	2,157,299
U.S. Treasury Obligations	—	793,617	—	793,617
Collateralized Mortgage Obligations	—	390,008	—	390,008
Money Market Funds	2,745,147	—	—	2,745,147
Call Options Purchased	163,150	—	—	163,150
Total	$26,723,568	$3,340,924	$—	$30,064,492

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$(1,224)	$—	$—	$(1,224)
Total	$(1,224)	$—	$—	$(1,224)

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2021, the Adviser earned fees of $199,414 from the Fund. At August 31, 2021, the Fund owed the Adviser $15,510.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.35% of the Fund’s average daily net assets through December 31, 2021 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of August 31, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
August 31, 2022	$33,930
August 31, 2023	77,724
August 31, 2024	44,388

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2021, the Administrator earned fees of $25,000 for administration services, $15,000 for transfer agent services, $25,000 for fund accounting services and $6,000 for compliance services. At August 31, 2021, the Fund owed the Administrator $5,916 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 6. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments, were $21,606,988 and $20,048,631, respectively.

Purchases and sales of long-term U.S. Government obligations during the fiscal year ended August 31, 2021 were $0 and $1,474,180, respectively.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$5,651,537
Gross unrealized depreciation	(281,690)
Net unrealized appreciation/(depreciation) on investments	5,369,847
Tax cost of investments	$24,693,421

The tax character of distributions paid for the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income(a)	$230,846	$351,268
Long-term capital gains	957,821	—
Total distributions paid	$1,188,667	$351,268

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,032,875
Undistributed long-term capital gains	1,063,286
Unrealized appreciation on investments(a)	5,370,200
Total accumulated earnings	$7,466,361

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of return of capital adjustments and interest accruals on complex securities.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2021

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Preserver Alternative Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Preserver Alternative Opportunities Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments and the schedule of open written option contracts as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
October 26, 2021

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Class	Actual	$ 1,000.00	$ 1,119.30	$ 7.21	1.35%

	Hypothetical(b)	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 58% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 9% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 48% qualifies for the corporate dividends received deduction.

For the year ended August 31, 2021, the Fund designated $957,821 as long-term capital gain distributions.

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 15 and 16, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*

Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2020 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2119 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on June 16 - 17, 2021, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved the continuation for an additional one-year period of the Investment Advisory Agreement between the Trust and Preserver Partners, LLC (“Preserver”) (the “Investment Advisory Agreement”) with respect to the Preserver Alternative Opportunities Fund (the “Preserver Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Preserver and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Preserver, including, but not limited to: Preserver’s response to counsel’s due diligence letter requesting information relevant to renewal of the Investment Advisory Agreement; the operating expense limitation agreement currently in effect between Preserver and the Preserver Fund (the “Expense Limitation Agreement”); and peer group expense and performance data for comparative purposes as prepared by Broadridge (the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Preserver, Trust management, and counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials provided by Preserver, which included both responses and materials provided in response to initial and supplemental due diligence requests. The Support Materials, together with the information provided to and reviewed by the Board on a quarterly basis throughout the year, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Courts and the U.S. Securities and Exchange Commission (“SEC”) over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983). Representatives from Preserver also met with the Trustees and provided additional information to the Trustees regarding its services to the Preserver Fund, including but not limited to: information regarding its investment strategy and philosophy; the firm’s compliance culture; the ownership structure of Preserver; Preserver’s financial condition as reflected in its financial statements; the fund expenses that Preserver subsidizes; the resources that Preserver dedicates to servicing the Preserver Fund; Preserver’s profitability with respect to the Preserver Fund; Preserver’s marketing and distribution activities with respect to the Preserver Fund; Preserver’s succession planning; Preserver’s future plans with regard to the Preserver Fund; and other benefits that Preserver derives from its relationship with the Preserver Fund, among other topics.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following, with respect to the Preserver Fund: (1) the nature, extent, and quality of the services provided by Preserver with respect to the Preserver Fund; (2) the cost of the services to be provided and the profits and losses realized by Preserver from services rendered to the Trust with respect to the Preserver Fund; (3) comparative fee and expense data for the Preserver Fund and other investment companies or institutional accounts with similar investment objectives; (4) the extent to which economies of scale would be realized as the Preserver Fund grows, and whether the advisory fees for the Fund reflect such economies of scale for the Preserver Fund’s benefit; and (5) other financial benefits to Preserver resulting from services rendered to the Preserver Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Preserver Fund over an extended time period, the Trustees discussed the facts and factors relevant to their consideration of the continuation of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Preserver’s ongoing services to the Preserver Fund since the Fund’s inception. Taking such information into account, the Board considered whether the overall arrangements between the Trust and Preserver as set forth in the Investment Advisory Agreement, including the investment advisory fees that the Preserver Fund pays to Preserver, continue to be fair and reasonable in light of the services Preserver performs, as well as such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. After reviewing the Support Materials and considering other information provided to the Board during the course of the year, the Board determined that it had all the information it deemed reasonably necessary to make an informed decision about the approval of the continuation of the Investment Advisory Agreement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Preserver provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Preserver Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Preserver Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Preserver effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees also noted that Preserver performs certain distribution, marketing and compliance services for the Preserver Fund, including, but not limited to, working with a third-party marketing firm and expanding its marketing staff to support distribution of the Preserver Fund. The Trustees considered Preserver’s capitalization and its assets under management, noting that Preserver’s assets under management had increased and the Preserver Fund’s assets under management have increased slightly. The Trustees further considered the investment philosophy and experience of the portfolio management team.

The Trustees also noted the Preserver Fund’s performance compared to its prospectus benchmark. The Trustees considered that the Preserver Fund outperformed its current benchmark, the Wilshire Liquid Alternative Index, for the one-year, three-year, five-year, and since inception periods ended March 31, 2021. The Trustees also considered the Preserver Fund’s performance compared to the 50% - 70% Equity Morningstar peer group category and the custom peer group compiled by Broadridge. They noted that the Preserver Fund underperformed the median of both the Morningstar category and the custom peer group for the one-year, three-year, five-year, and since-inception periods ended March 31, 2021. The Trustees further considered Preserver’s discussion and explanation with regard to the Preserver Fund’s performance, noting that Preserver strongly disagrees with Morningstar’s category classification for the Preserver Fund, and that the funds included in the custom peer group comparison were drawn from that Morningstar category. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Preserver provides to the Preserver Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Preserver Fund pays to Preserver under the Investment Advisory Agreement, as well as Preserver’s profitability from the services that it renders to the Fund. The Trustees further considered that Preserver has contractually agreed to reduce its management fees and, if necessary, reimburse the Preserver Fund for operating expenses, as specified in the Fund’s prospectus and Expense Limitation Agreement. The Trustees discussed Preserver’s ownership structure and overall financial condition, as well as the Preserver Fund’s profitability to the Adviser. In that regard, the Trustees noted that the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that the total operating expenses of the Preserver Fund did not exceed 1.35%. The Trustees noted that with this expense ratio cap in place, the Adviser had incurred a small loss for the 12-month period ended December 31, 2020, and expected to realize only a small profit from its management of the Preserver Fund for the 12-month period ending December 31, 2021. Based on all these factors, the Trustees concluded that both Preserver’s historical profitability and its projected profitability with respect to the Preserver Fund are reasonable.

Comparative Fee and Expense Data. The Trustees noted that Preserver charges a lower fee to the Preserver Fund than it charges to the private funds it manages. The Trustees further noted that those private funds have similar investment objectives to the Preserver Fund, but different portfolio compositions. The Trustees also observed that the Preserver Fund’s gross management fee of 0.75% is higher than the median and average management fee reported for the Fund’s 50% - 70% Equity Morningstar category. With respect to the custom peer group, the Trustees noted that the Preserver Fund’s gross management fee is in line with the median and above the average of the custom peer group. The Trustees also considered that the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) of 1.35% is above the average and median total net expense ratio reported for both the Morningstar category and the custom peer group. They further noted that the Preserver Fund’s gross expense ratio is higher than the average and median gross expense ratio reported for both the Morningstar category and the custom peer group. The Trustees also considered that the custom peer group comparisons included in the Support Materials were based upon funds in the 50% - 70% Equity Morningstar category with similar share class characteristics to that of the Preserver Fund, and discussed the appropriateness of such comparison. In that regard, the Trustees again noted Preserver’s strong disagreement with Morningstar’s category classification for the Preserver Fund, and that the funds included in the custom peer group comparison were drawn from that Morningstar category. They also noted that in the past Preserver had lowered its fees for competitive purposes. The Trustees considered that even though the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) is above the average and median total net expense ratio reported for the Morningstar category and the custom peer group, Preserver is not unjustly enriched. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Preserver’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Preserver Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees noted that the advisory fees charged by Preserver do not contain any fee breakpoints, but concluded, due to the Preserver Fund’s asset size, that it is not necessary to consider the implementation of fee breakpoints at this time. In addition, the Board considered the fee structures of the Preserver Fund’s various service providers, noting that the Preserver Fund likely will not benefit from any economies of scale until fund assets increase.

Other Benefits. The Trustees also considered the extent to which Preserver utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Preserver does not utilize such arrangements in connection with the execution of client transactions, and that affiliated brokers are not utilized to execute the portfolio transactions of the Preserver Fund. The Trustees concluded that, all things considered, Preserver will not receive additional material financial benefits from services rendered to the Preserver Fund. The Trustees also noted that Preserver does not have any affiliates that could directly or indirectly benefit from the Preserver Fund. The Trustees also considered the Adviser’s representation that its relationship with the Preserver Fund had a positive impact on the Adviser by providing greater exposure to a wider group of investors, including retail investors, because investment minimums are lower than for other Preserver products, investor financial requirements are eliminated, and daily liquidity is offered.

Based upon Preserver’s presentation to the Board and the Support Materials considered in connection with the continuation of the Investment Advisory Agreement, as well as the information provided throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Preserver, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

FACTS	WHAT DOES PRESERVER ALTERNATIVE OPPORTUNITIES FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2119

Who we are
Who is providing this notice?	Preserver Alternative Opportunities Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Preserver Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (844) 838-2119 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer
and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul Leone, Secretary

INVESTMENT ADVISER

Preserver Partners, LLC

425 Madison Avenue

Memphis, TN 38103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Preserver-AR-21

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2021	$12,550
	FY 2020	$20,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2021	$0
	FY 2020	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2021	$3,700
	FY 2020	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Preserver Alternative Opportunities Fund:	FY 2021	$0
	FY 2020	$0

(e)(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2021	$3,700	$0
FY 2020	$3,700	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	11/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	11/3/2021

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	11/3/2021